Exhibit 99.1

eSpeed Reports First Quarter 2005 Results

NEW YORK — May 9, 2005 — eSpeed, Inc. (NASDAQ: ESPD), a leading developer of electronic marketplaces and related trading technology for the global capital markets, today reported results for the first quarter ended March 31, 2005.

Earnings

eSpeed reported net income of $1.3 million, or $0.02 per diluted share, for the first quarter 2005 on a Generally Accepted Accounting Principles (GAAP) basis. To reflect earnings generated from the Company's operations, eSpeed also reports non-GAAP net operating income. For the same period, the Company reported non-GAAP net operating income of $2.7 million, or $0.05 per diluted share. The difference between non-GAAP net operating income and GAAP net income for the first quarter 2005 is $1.3 million (net of tax) for patent litigation costs and a non-cash charge related to business partner securities. For comparative purposes, eSpeed reported non-GAAP net operating income of $11.0 million, or $0.19 per diluted share, in the first quarter of 2004. See "Non-GAAP Financial Measures" below for a detailed description of eSpeed's non-GAAP net operating income.

Revenues

eSpeed's total revenues for the first quarter 2005 were $38.9 million, compared to total revenues of $44.6 million for the first quarter 2004. First quarter 2005 fully electronic revenues were $20.4 million compared to $30.5 million in the first quarter 2004. Total revenues from Software Solutions in the first quarter 2005 were $10.3 million versus $7.1 million in the first quarter 2004.

First quarter 2005 pre-tax operating margins were 10.8 percent.

Volume & Transactions

Fully electronic volume was $6.4 trillion for the first quarter 2005, an increase of 12.6 percent compared to $5.7 trillion reported by the Company in the fourth quarter 2004. This growth compares to an 11.2 percent increase in US Treasury volume as reported by the Federal Reserve over the same period. Average daily Federal Reserve US Treasury volume was $567 billion for the first quarter 2005. eSpeed's voice assisted volume for the first quarter 2005 was $4.7 trillion, an increase of 28.1 percent, compared with $3.7 trillion in the fourth quarter 2004.

Fully electronic notional volume for new products, which eSpeed defines as mortgage-backed securities, foreign exchange, interest rate swaps, futures and repos, was $436 billion in the first quarter 2005, compared to $497 billion in the fourth quarter 2004. Volume for the eSpeed Equities direct access product was 168 million shares in the first quarter 2005, compared with 123 million shares in the fourth quarter 2004.

Free Cash Flow & Cash

The Company generated free cash flow, cash from operations less capital expenditures, of ($8.6) million for the first quarter 2005, which includes the reduction of approximately $8.6 million in liabilities. Excluding related party receivables and payables, free cash flow for the first quarter 2005 was ($5.4) million. As of March 31, 2005, eSpeed's cash and cash equivalents was approximately $190 million.

During the first quarter 2005, eSpeed repurchased approximately 1.353 million shares of the Company's stock for a total of $11.6 million in cash, at an average price of $8.58.

Howard W. Lutnick, Chairman and CEO of eSpeed, Inc. commented, "Our focus on client service remains at the forefront of our core market strategy and its successful execution had a direct impact on improving eSpeed's growth as compared to Fed volumes. Throughout 2005, we are confident that we will continue to implement our strategy and aggressively enhance opportunities for new products."

Outlook

For the second quarter 2005, eSpeed expects to generate revenues in excess of $38 million and expects non-GAAP net operating income to be in the range of $0.04 to $0.05 per diluted share. This is based on the Company's expectations that the average daily Federal Reserve US Treasury volume will be between $555 and $565 billion for the second quarter 2005.

For the full year 2005, the Company expects to generate revenues of at least $155 million, operating expenses to be approximately $141 to $142 million and non-GAAP net operating income to be in the range of $0.15 to $0.18 per diluted share. This includes the expectation that average daily Federal Reserve U.S. Treasury volume will be between $545 and $560 billion for the full year 2005.

Non-GAAP Financial Measures

To supplement eSpeed's consolidated financial statements presented in accordance with GAAP and to better reflect the Company's quarter-over-quarter and comparative year-over-year operating performance, eSpeed uses non-GAAP financial measures of revenues, net income and earnings per share, which are adjusted to exclude certain expenses and gains. In addition, the Company provides a computation of free cash flows. These non-GAAP financial measurements do not replace the presentation of eSpeed's GAAP financial results but are provided to improve overall understanding of the Company's current financial performance and its prospects for the future. Specifically, eSpeed believes the non-GAAP financial results provide useful information to both management and investors regarding certain additional financial and business trends relating to the Company's financial condition and results from operations. In addition, eSpeed's management uses these measures for reviewing the Company's financial results and evaluating eSpeed's financial performance. In the first quarter of 2005, the difference between GAAP net income and non-GAAP net operating income was $1.3 million (net of tax). eSpeed considers "non-GAAP net operating income" as after tax income generated from the Company's continuing operations excluding certain non-recurring or non-core items such as, but not limited to, asset impairments, litigation judgments, costs or settlements, restructuring charges, charitable contributions, insurance proceeds, business partner securities and similar events. The amortization of patent costs and associated licensing fees (including those made in settlement of litigation) from such patents are generally treated as operating items. Material judgments or settlement amounts paid or received and impairments to all or a portion of such assets are generally treated as non-operating items. Management does not provide guidance of GAAP net income because certain items identified as excluded from non-GAAP net operating income are difficult to forecast.

About eSpeed, Inc.

eSpeed, Inc. (NASDAQ: ESPD) is a leader in developing and deploying electronic marketplaces and related trading technology that offers traders access to the most liquid, efficient and neutral financial markets in the world. eSpeed operates multiple buyer, multiple seller real-time electronic marketplaces for the global capital markets, including the world's largest government bond markets and other fixed income and equities marketplaces. eSpeed's suite of marketplace tools provides end-to-end transaction solutions for the purchase and sale of financial products over eSpeed's global private network or via the Internet. eSpeed's neutral platform, reliable network, straight-through processing and superior products make it the trusted source for electronic trading at the world's largest fixed income and foreign exchange trading firms and major exchanges. To learn more, please visit www.espeed.com.

The information in this press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements are based upon current expectations that involve risks and uncertainties. Any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. Our actual results and the timing of certain events may differ significantly from the results discussed in the forward-looking statements. Factors that might cause or contribute to such a discrepancy include, but are not limited to, the effects of the attacks on the World Trade Center on September 11, 2001, the costs and expenses of developing, maintaining and protecting our intellectual property, including judgments or settlements paid or received and their related costs, the possibility of future losses and negative cash flow from operations, the effect of market conditions, including trading volume and volatility, our pricing strategy and that of our competitors, our ability to develop new products and services, to enter new markets, to secure and maintain market share, to enter into marketing and strategic alliances, to hire new personnel, to expand the use of our electronic system, to induce clients to use our marketplaces and services and to effectively manage any growth we achieve, and other factors that are discussed under "Risk Factors" in eSpeed's Annual Report on Form 10-K filed with the Securities and Exchange Commission.

Contacts:

Investors:
Kim Henneforth
212-610-2433

Media:
Michael Geller
212-610-2430

eSpeed, Inc and Subsidiaries
CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
(in thousands, except share data)

	March 31, 2005	December 31, 2004
	(Unaudited)
Assets
Cash and cash equivalents	$12,960	$19,884
Reverse repurchase agreements with related parties	176,704	189,804
Total cash and cash equivalents	189,664	209,688
Fixed assets, net	54,380	50,605
Investments	12,673	12,709
Goodwill	11,968	11,949
Intangible assets, net	14,922	16,097
Receivable from related parties	—	1,630
Other assets	8,373	7,455
Total assets	$291,980	$310,133
Liabilities and Stockholders' Equity
Current liabilities:
Payable to related parties	$2,292	$7,113
Accounts payable and accrued liabilities	21,019	24,795
Total current liabilities	23,311	31,908
Deferred income	7,906	8,011
Total liabilities	31,217	39,919
Stockholders' Equity:
Preferred stock, par value $0.01 per share; 50,000,000 shares authorized, none outstanding at March 31, 2005 and December 31, 2004	—	—
Class A common stock, par value $.01 per share; 200,000,000 shares
authorized; 34,309,572 and 34,289,773 shares outstanding at March 31, 2005 and December 31, 2004, respectively	343	343
Class B common stock, par value $.01 per share; 100,000,000 shares authorized; 22,139,270 shares outstanding at March 31, 2005 and December 31, 2004	221	221
Additional paid-in capital	294,281	294,115
Unearned stock based compensation	(2,427)	(3,080)
Treasury stock, at cost; 4,436,315 and 3,082,815 shares of Class A common stock at March 31, 2005 and December 31, 2004, respectively	(45,582)	(33,972)
Retained earnings	13,927	12,587
Total stockholders' equity	260,763	270,214
Total Liabilities and Stockholders' Equity	$291,980	$310,133

eSpeed, Inc. and Subsidiaries
CONSOLIDATED STATEMENTS OF INCOME
(In thousands, except per share data)

	Three Months Ended March 31, 2005	Three Months Ended March 31, 2004
Revenues:
Transaction revenues with related parties
Fully electronic transactions	$20,437	$30,527
Voice-assisted brokerage transactions	6,494	6,026
Screen-assisted open outcry transactions	407	231
Total transaction revenues with related parties	27,338	36,784
Software Solutions fees from related parties	6,104	4,112
Software Solutions and licensing fees from unrelated parties	4,177	2,998
Interest income	1,285	744
Total revenues	38,904	44,638
Expenses:
Compensation and employee benefits	13,051	9,315
Amortization of software development costs and other intangibles	4,666	3,664
Other occupancy and equipment	7,409	6,242
Professional and consulting fees	959	933
Communications and client networks	1,756	1,613
Marketing	493	386
Administrative fees to related parties	3,877	2,957
Other	2,491	1,523
Total operating expenses	34,702	26,633
Pre-tax operating income	4,202	18,005
Income tax provision	1,526	7,039
Net operating income	2,676	10,966
Non-operating (loss):
Amortization of business partner and non-employee securities, net of tax	(74)	(271)
Litigation costs, net of tax	(1,263)	—
Total non-operating (loss)	(1,337)	(271)
GAAP net income	$1,339	$10,695
Per share data:
Basic pre-tax operating income per share	$0.08	$0.32
Basic tax provision per share	$(0.03)	$(0.13)
Basic net operating income per share	$0.05	$0.20
Basic non-operating (loss) per share	$(0.02)	$(0.00)
Basic GAAP earnings per share	$0.03	$0.19
Diluted pre-tax operating income per share	$0.08	$0.31
Diluted tax provision per share	$(0.03)	$(0.12)
Diluted net operating income per share	$0.05	$0.19
Diluted non-operating (loss) per share	$(0.03)	$(0.00)
Diluted GAAP earnings per share	$0.02	$0.18
Basic weighted average shares of common stock outstanding	53,141	56,074
Diluted weighted average shares of common stock outstanding	54,095	58,253
Additional data:
Pre-tax operating margin	10.8%	40.3%

eSpeed, Inc. & Subsidiaries
CONSOLIDATED STATEMENTS OF CASH FLOWS (unaudited)
(in thousands)

	Three Months Ended March 31,
	2005	2004
Cash flows from operating activities:
Net income	$1,339	$10,695
Adjustments to reconcile net income to net cash provided
by operating activities:
Depreciation of fixed assets	2,399	1,697
Amortization of software development costs and other intangibles	3,017	2,254
Amortization of patents and related defense costs	1,682	1,425
Amortization of business partner and non-employee securities	117	444
Amortization of employee stock based compensation	536	—
Equity in net loss (income) of unconsolidated investments	21	(29)
Deferred income tax expense	123	63
Tax benefit from employee stock options and warrant exercises	38	791
Issuance of securities under employee benefit plan	62	30
Changes in operating assets and liabilities:
Receivable from related parties	1,630	762
Other assets	(1,023)	(1,450)
Payable to related parties	(4,821)	(4,259)
Accounts payable and accrued expenses	(3,883)	2,372
Deferred income	(104)	—
Net cash provided by operating activities	1,133	14,795
Cash flows from investing activities:
Purchase of fixed assets	(3,613)	(7,226)
Capitalization of software development costs	(5,579)	(3,896)
Capitalization of patents and related defense costs	(508)	(877)
Purchase of investment	—	(360)
Net cash used in investing activities	(9,700)	(12,359)
Cash flows from financing activities:
Purchase of Class A common stock	(11,610)	—
Proceeds from exercises of stock options and warrants	104	1,495
Receivable from broker in relation to stock option exercises	49	557
Net cash (used in) provided by financing activities	(11,457)	2,052
Net (decrease) increase in cash and cash equivalents	(20,024)	4,488
Cash and cash equivalents at beginning of period	209,688	228,500
Cash and cash equivalents at end of period	$189,664	$232,988

eSpeed, Inc. & Subsidiaries
CONSOLIDATED STATEMENTS OF FREE CASH FLOWS (unaudited)
(in thousands)

	Three Months Ended March 31,
	2005	2004
Pre-tax operating income	$4,202	$18,005
Depreciation and amortization	7,098	5,376
Other non-cash and non-operating items	(1,363)	1
Pre-tax operating income adjusted for depreciation, amortization	9,937	23,382
and other
Income tax (provision) benefit on operating income	(1,526)	(7,039)
Income tax benefit on non-operating loss	762	173
Deferred income tax expense	123	63
Tax benefit from stock option and warrant exercises	38	791
Income taxes paid	—	1,601
(Increase) decrease in current income tax payable	(603)	(4,411)
Changes in related party receivable and payable, net	(3,191)	(3,497)
Changes in other operating assets and liabilities, net	(5,010)	(679)
Net cash provided by operating activities	1,133	14,795
Purchases of fixed assets	(3,613)	(7,226)
Capitalization of software development costs	(5,579)	(3,896)
Capitalization of patents and related defense costs	(508)	(877)
Purchase of investment	—	(360)
Free cash flows	(8,567)	2,436
Related party receivable and payable, net	3,191	3,497
Free cash flows, net of related party activity	(5,376)	$5,933

eSpeed, Inc. and Subsidiaries
RECONCILIATION of NON-GAAP FINANCIAL MEASURES TO GAAP (unaudited)
(in thousands)

	Three Months Ended March 31,
	2005	2004
Revenues	$38,904	$44,638
GAAP revenues	$38,904	$44,638
Operating expenses	$34,702	$26,633
Amortization of business partner and non-employee securities [a]	117	444
Litigation costs [b]	1,982	—
GAAP expenses	$36,801	$27,077
Pre-tax operating income	$4,202	$18,005
Sum of reconciling items = - [a] - [b]	(2,099)	(444)
GAAP income before income tax provision	$2,103	$17,561
Income tax provision	$1,526	$7,039
Income tax benefit on non-operating loss [c]	(762)	(173)
GAAP income tax provision	$764	$6,866
Net operating income	$2,676	$10,966
Sum of reconciling items = - [a] - [b] - [c]	(1,337)	(271)
GAAP net income	$1,339	$10,695

eSpeed, Inc. and Subsidiaries
Quarterly Market Activity Report

						% Change	% Change
	1Q04	2Q04	3Q04	4Q04	1Q05	1Q05 vs 4Q04	1Q05 vs 1Q04
Volume (in billions)
Fully Electronic Volume - Excluding New Products	8,209	7,791	6,520	5,669	6,384	12.6%	(22.2%)
Fully Electronic Volume - New Products*	133	199	376	497	436	(12.2%)	228.0%
Voice-Assisted Volume	3,586	3,070	3,491	3,688	4,726	28.1%	31.8%
Total Electronic Volume	11,928	11,061	10,388	9,854	11,546	17.2%	(3.2%)
Electronic Transaction Count
Fully Electronic Transactions - Excluding New Products	1,264,612	1,252,654	1,127,444	998,215	1,055,479	5.7%	(16.5%)
Fully Electronic Transactions - New Products*	23,996	38,369	73,457	92,903	71,309	(23.2%)	197.2%
Voice-Assisted Transactions	175,036	165,906	157,134	152,883	189,129	23.7%	8.1%
Total Transactions	1,463,644	1,456,929	1,358,035	1,244,001	1,315,917	5.8%	(10.1%)
eSpeed Equities Direct Access (Number of Shares Traded In Millions)	85	102	105	123	168	37.2%	97.5%
Trading Days	62	62	64	62	61

Trading Days
2005
Q1	Q2	Q3	Q4
61	64	64	61
2004
Q1	Q2	Q3	Q4
62	62	64	62

*	New Products defined as Mortgage-Backed Securities, Foreign Exchange, Interest Rate Swaps, Repos and Futures. CBOT Futures volume calculated based on per contract notional value of $200,000 for the two year contract and $100,000 for all others.

**	Modification in our calculation based on recognition of new product volume.

Global Interest Rate Futures Volume (1)
CBOT - US Treasury Contracts	85,432,539	97,809,197	97,875,096	102,886,955	113,756,640	10.6%	33.2%
CME - Euro $ Contracts	59,434,778	80,289,683	82,256,775	75,602,802	90,815,456	20.1%	52.8%
EUREX - Bund Contracts	62,145,662	57,280,434	55,998,582	64,362,839	83,539,303	29.8%	34.4%
Fed UST Volume (in billions) (2)
UST Volume	29,843	32,379	31,080	31,086	34,570	11.2%	15.8%
Average Daily UST Volume	481	522	486	501	567	13.0%	17.7%
NYSE - Volume (shares traded) - in millions (3)	95,386	90,818	84,905	95,990	99,372	3.5%	4.2%
Transaction Value - in millions	2,970,628	2,881,358	2,632,744	3,133,420	3,416,701	9.0%	15.0%
NASDAQ - Volume (shares traded) - in millions (4)	126,314	108,328	99,636	119,651	121,179	1.3%	(4.1%)
Transaction Value - in millions	2,312,291	2,120,171	1,896,115	2,398,921	2,585,334	7.8%	11.8%

Sources:

(1)	Futures Industry Association - Monthly Volume Report - (www.cbot.com, www.cme.com, www.eurexchange.com)

(2)	www.ny.frb.org/pihome/statistics/dealer - Federal Reserve Bank

(3)	NYSE - www.nyse.com

(4)	NASDAQ - www.marketdata.nasdaq.com

Fiscal Year 2004	Jan'04	Feb'04	Mar'04
Volume Data (in billions)
Fully Electronic	2,982	2,464	2,897
Voice	1,144	1,146	1,296
Total	4,126	3,610	4,192
Transaction Count
Fully Electronic	449,197	379,084	460,327
Voice	57,178	54,485	63,373
Total	506,375	433,569	523,700
Trading Days	20	19	23

Fiscal Year 2005	Jan'05	Feb'05	Mar'05
Volume Data (in billions)
Fully Electronic	2,027	2,229	2,565
Voice	1,550	1,628	1,548
Total	3,577	3,857	4,113
Transaction Count
Fully Electronic	341,336	362,482	422,970
Voice	64,431	59,901	64,797
Total	405,767	422,383	487,767
Trading Days	20	19	22